FINANCIAL RISK MANAGEMENT OBJECTIVES	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
FINANCIAL RISK MANAGEMENT OBJECTIVES	FINANCIAL RISK MANAGEMENT OBJECTIVES
Financial risks are those derived from financial instruments our Company is exposed to during or at the closing of each fiscal year. The objective of our Company’s financial risk management is to minimize its risk exposure against various financial risks, which include market risk, credit risk and liquidity risk. Our Company uses derivative instruments to cover certain risks when it considers them necessary. It is our Company’s policy that no trading in derivatives for speculative purposes shall be undertaken.
Our Company manages its exposure to key financial risks, as described in the succeeding paragraphs.
27(a)    Market risk
Market risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in market prices. Market prices comprise four types of risk: interest rate risk, equity price risk, foreign currency risk and commodity price risk. Financial instruments affected by market risk include loans and borrowings, financial instruments at fair value through profit or loss, and financial instruments at fair value through other comprehensive income.
The sensitivity analysis in the following sections relate to the position as of December 31, 2023 and 2022.
The analysis excludes the impact of movements in market variables on the carrying value of other post-retirement obligations provisions and on the non-financial assets and liabilities of foreign operations.
(i)Interest rate risk
Our Company’s exposure to interest rate risk arises from borrowing at floating interest rates. Changes in interest rate will affect future cash flows but not the fair value. Less than 33% of our Company’s financial liabilities bear floating
(i)    Interest rate risk (continued)
interest rate, and the rest of its financial liabilities bear fixed interest rate which are close to the market rate or are non-interest bearing.
At the reporting dates, a change of 30 basis points of interest rate in a reporting period could cause the profit for the years ended December 31, 2023 and 2022 to increase/decrease by $115 and $128, respectively.
(ii)Equity price risk
Our Company’s exposure to equity price risk arises from unquoted instrument held by our Company and classified in the balance sheet as non-current financial assets at fair value through other comprehensive income.
The fair value and the sensitivity analysis of the held equity instrument are disclosed in Note 11(d).
(iii)Foreign currency risk
Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. Our Company’s exposure to the risk of changes in foreign exchange rates arise from sales, purchases and borrowings by operating units in currencies other than the unit’s functional currency. Our Company’s principal operations are located in Thailand, the PRC, Singapore and Australia and a substantial portion of its revenues are denominated in Thai Baht, RMB, Australian dollars or Singapore dollars, whereas a substantial portion of our Company’s cost of sales are denominated in U.S. dollars, its reporting currency. Any devaluation of the functional currencies of our Company’s principal subsidiaries against the U.S. dollar would likely have an adverse impact on the operations of our Company. Management monitors the foreign exchange exposure and will consider hedging significant foreign currency exposure should the need arise.(refer to NTA-11(c)(ii))
The balance of financial assets and liabilities denominated in a currency different from our Company’s each functional currency are summarized below.

	Financial Assets		Financial Liabilities
	As of December 31,		As of December 31
	2023	2022	2023	2022
United States dollar (USD)	5,135	8,231	4,689	15,057
Thai Baht (THB)	4,254	326	891,587	30
Singapore dollar (SGD)	296	106	11	46
Taiwan dollar (TWD)	28,780	25,282	2,920	4,463
Renminbi (RMB)	18	18	—	—
Hong Kong dollar (HKD)	4,649	7,773	25	25
Euro (EUR)	8	20	—	—
(iii)    Foreign currency risk (continued)
Foreign currency sensitivity
The following table demonstrates the sensitivity of our Company’s profit before tax and equity to a reasonably possible change of each foreign currency exchange rates against all other non-functional currencies, with all other variables held constant.

	Change rate	USD	THB	SGD	TWD	HKD	EUR

2023	5%	22	(1,303)	11	42	30	—
	-5%	(22)	1,303	(11)	(42)	(30)	—
2022	5%	(341)	—	2	34	50	1
	-5%	341	—	(2)	(34)	(50)	(1)
iv.Commodity price risk
Our Company is affected by the volatility of certain commodities. Copper is the principal raw material used by our Company. Our Company purchases copper at price closely related to the prevailing international spot market on the London Metal Exchange for copper. The price of copper is influenced heavily by global supply and demand as well as speculative trading. Consequently, a change in the price of copper will have a direct effect on our Company’s cost of sales. Our Company does not use derivative instruments to hedge the price risk associated with the purchase of this commodity. However, we cover some of these risks through long-term purchase contracts.
Commodity price sensitivity
The following table shows the potential effect of price changes in copper.

	Change in year-end price	Effect on profit before tax	Effect on equity
	US$’000	US$’000	US$’000
2023
Copper	-14%	(3,296)	N/A
	+14%	3,296	N/A
2022	+23%	5,981	N/A
Copper	-23%	(5,981)	N/A
On average, copper composes around 73% and 79% of the product cost in December 31, 2023 and 2022, respectively. The above sensitivity analysis is based on the most significant fluctuation rate of the month in December 31, 2023 as compared to the same month in 2022 and the most significant fluctuation rate of the month in 2022 as compared to the same month in 2021 and one month manufacturing lead time to estimate its impact on profit before tax in December 31, 2023 and 2022, respectively.
27(b)    Credit risk
Credit risk arises from cash and cash equivalents, bank deposits, foreign currency forward contracts, trade receivables, contract assets, other receivables excluding bank deposits, and amounts due from related parties. Our Company’s exposure to credit risk arises from default of counterparty, with maximum exposure equal to the carrying amount of these financial instruments.
(i)Risk management
Our Company maintains cash and cash equivalents, as well as bank deposits with various financial institutions located in Singapore, Thailand, Australia, Hong Kong and the People’s Republic of China. Our Company’s policy is designed to limit its exposure to any one institution. Our Company performs periodic evaluations of the relative credit standing of those financial institutions that are considered in our Company’s investment strategy.
Foreign currency forward contracts are only used for economic hedging purposes and not as speculative investments. The counterparties on these forward contracts are banks with international operations and good credit quality.
Concentrations of credit risk with respect to trade receivables and contract assets are limited due to the large number of entities comprising our Company’s customer base. Our Company analysis the credit risk for each of the new clients before credit limits are offered. Internal risk control assesses the credit quality of the customers, taking into account their financial position, past experience and other factors. Our Company carefully assesses the financial strength of its customers and generally does not require any collateral. Compliances with credit limits are monitored, and exceptions beyond a certain threshold are discussed regularly. Customers’ credit terms are extend over time only when they establish good payment patterns with our Company.
Our Company enters into transactions with related parties in the ordinary course of its business. Refer to Note 24(c) for our Company’s general credit risk management practices.
(ii)Definition of default
Our Company considers the following as constituting an event of default for internal credit risk management purposes as historical experience indicates that financial assets that meet either of the following criteria are generally not recoverable:
▶when there is a breach of financial covenants by the debtor; or
▶information developed internally or obtained from external sources indicates that the debtor is unlikely to pay its creditors, including our Company, in full (without taking into account any collateral held by our Company).
(iii)Measurement and recognition of expected credit losses
Our Company recognizes a loss allowance for expected credit losses on trade receivables and contract assets by using a provision matrix. Refer to Note 12(c) and 24(a) for the approach used to measure expected credit losses of trade receivables, Note 12(b) for the loss allowance recognized, and Note 12(a) for changes in the loss allowance on trade receivables. While contract assets are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.
Our Company applies the general approach for all other financial assets that are subject to the expected credit loss model. The expected credit losses of the respective financial instruments for the years ended December 31, 2023 and 2022 were immaterial. While cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified impairment loss was also immaterial.
(iv)Write off policy
Financial instruments are written off when there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan
(iv)    Write off policy (continued)
with our Company, and a failure to make contractual payments for a period of greater than generally 90 days past due.
(v)Concentrations of credit risk
As of December 31, 2023 and 2022, trade receivables from one customer represented 12.48% and 14.44% of total trade receivables of our Company, respectively. The credit concentration risk of other trade receivables is insignificant.
27(c)    Liquidity risk
Liquidity risk arises from the financial liabilities of our Company and their subsequent ability to meet obligations to repay their financial liabilities as and when they fall due. Management manages our Company’s liquidity risk by closely monitoring cash flow from the operations. Our Company has about $38 million in cash and cash equivalents, $188 million in unutilized amounts of bank loans, and the total financial liabilities is $119 million at the reporting date, which for financial assets and liabilities results in a net asset position. Liquidity risk is considered not high as of December 31, 2023. Refer to Note 29 for development subsequent to year end.
The table below summarizes the maturity profile of our Company’s financial liabilities based on contractual undiscounted payment obligations.

	< 1 year	2 to 3 years	4 to 5 years	> 5 years	Total
	US$’000	US$’000	US$’000	US$’000	US$’000
As of December 31, 2023
Financial liabilities
Interest-bearing loans and borrowings	57,170	—	—	—	57,170
Trade and other payables	51,743	—	—	—	51,743
Due to related parties	7,941	—	—	—	7,941
Financial liabilities at fair value through profit or loss	74	—	—	—	74
Lease liability	676	673	386	355	2,090
	117,604	673	386	355	119,018

As of December 31, 2022
Financial liabilities
Interest-bearing loans and borrowings	46,087	9,616	400	4,870	60,973
Trade and other payables	39,891	—	—	—	39,891
Due to related parties	16,613	—	—	—	16,613
Financial liabilities at fair value through profit or loss	6	—	—	—	6
Lease liability	788	1,073	469	579	2,909
	103,385	10,689	869	5,449	120,392
27(d)    Capital management
The primary objectives of our Company’s capital management are to safeguard our Company’s ability to continue as a going concern and maintain healthy capital ratios in order to support its business, maximize shareholders’ value and to maintain an optimal capital structure to reduce the cost of capital.
Our Company manages its capital structure and makes adjustments to it, in light of changes in economic conditions and the risks characteristics of the underlying assets. To maintain or adjust the capital structure, our Company may adjust the dividend payment to shareholders, return capital to shareholders, issue new shares or conduct stock repurchase programs. Our Company is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2023 and 2022.
In line with industry practices, our Company monitors capital using a gearing ratio, which is net debt divided by total capital plus net debt. Our Company includes within net debt, interest bearing loans and borrowings, trade and other payables, less cash and cash equivalents.

	As of December 31,
	2023	2022
	US$’000	US$’000
Interest bearing loans and borrowings	53,737	57,731
Trade and other payables	51,743	39,891
Less: cash and cash equivalents	(37,970)	(54,017)
Net debt	67,510	43,605
Total Equity	214,621	211,428
Capital and net debt	282,131	255,033
Gearing ratio	23.9%	17.1%
Our Company has no direct business operations other than its ownership of the capital stock of its subsidiaries and equity investees holdings. As a holding company, our Company’s ability to pay dividends, as well as to meet its other obligations, depends upon the amount of distributions, if any, received from our Company’s operating subsidiaries and other holdings and investments. Our Company’s operating subsidiaries and other holdings and investments, from time to time, may be subject to restrictions on their ability to make distributions to our Company, including as a result of restrictive covenants contained in loan agreements, restrictions on the conversion of local currency earnings into U.S. dollars or other hard currency and other regulatory restrictions. For example, PRC legal restrictions permit payments of dividends by our business entities in PRC only out of their retained earnings, if any, determined in accordance with relevant PRC accounting standards and regulations. Under PRC law, such entities are also required to set aside a portion of their net income each year to fund certain reserve funds. These reserves are not distributable as cash dividends. The foregoing restrictions may also affect our Company’s ability to fund operations of one subsidiary with dividends and other payments received from another subsidiary.
27(e)    Collateral
The credit lines of our Company were collateralized by:
(i)Mortgage of our Company’s land, buildings, machinery and equipment, investment properties and land use rights with a total carrying amount of $10,211 at December 31, 2023 (2022: $10,541);
(ii)Pledge of other receivables of $1,138 at December 31, 2023 (2022: $1,118) ;
(iii)Corporate guarantee issued by APWC.
27(e)    Collateral (continued)
(iv)A trading facility was secured by all the assets with total carrying amount of $41,058 of a subsidiary as of December 31, 2023 (2022: $35,080).
The weighted average interest rates on bank loans and overdrafts as of December 31, 2023 and 2022 were 4.31% and 2.58% per annum, respectively.